Financial Risk Management	12 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
Financial Risk Management	FINANCIAL RISK MANAGEMENT
The group's operating activities expose it to a variety of financial risks: market risk (including commodity price risk, foreign exchange risk, interest rate risk and other price risk), credit risk and liquidity risk. The group may use derivative financial instruments to hedge certain risk exposures.

The group's financial assets and liabilities are classified as set out below:

Figures in million (SA Rand)	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost
At 30 June 2021
Financial assets
Restricted cash and investments	3 656	252	—	—	1 391	—
Other non-current assets	16	74	—	—	177	—
Non-current derivative financial instruments	—	—	319	9	—	—
– Rand gold hedging contracts	—	—	279	—	—	—
– US$ gold hedging contracts	—	—	40	—	—	—
– US$ silver contracts	—	—	—	9	—	—
Current derivative financial instruments	—	—	1 087	384	—	—
– Rand gold hedging contracts	—	—	1 079	—	—	—
– US$ gold hedging contracts	—	—	8	—	—	—
– Foreign exchange contracts	—	—	—	383	—	—
– US$ silver contracts	—	—	—	1	—	—
Trade and other receivables	979	—	—	—	—	—
Cash and cash equivalents	2 819	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	—	6	—	—
– US$ silver contracts	—	—	—	6	—	—
Current derivative financial instruments	—	—	114	92	—	—
– Rand gold hedging contracts	—	—	41	—	—	—
– US$ gold hedging contracts	—	—	73	—	—	—
– US$ silver contracts	—	—	—	92	—	—
Borrowings	—	—	—	—	—	3 361
Contingent consideration liability	—	—		—	417	—
Other non-current liabilities	—	—	—	—	—	173
Trade and other payables	—	—	—	—	—	1 505
39     FINANCIAL RISK MANAGEMENT continued

Figures in million (SA Rand)	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost
At 30 June 2020
Financial assets
Restricted cash and investments	2 867	—	—	—	837	—
Other non-current assets	5	77	—	—	306	—
Non-current derivative financial instruments	—	—	15	35	—	—
– Rand gold hedging contracts	—	—	10	—	—	—
– US$ gold hedging contracts	—	—	5	—	—	—
– US$ silver contracts	—	—	—	5	—	—
– Foreign exchange contracts	—	—	—	30	—	—
Current derivative financial instruments	—	—	12	6	—	—
– Rand gold hedging contracts	—	—	9	—	—	—
– US$ gold hedging contracts	—	—	3	—	—	—
– US$ silver contracts	—	—	—	6	—	—
Trade and other receivables	804	—	—	—	—	—
Cash and cash equivalents	6 357	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	813	66	—	—
– Rand gold hedging contracts	—	—	717	—	—	—
– US$ gold hedging contracts	—	—	96	—	—	—
– US$ silver contracts	—	—	—	1	—	—
– Foreign exchange contracts	—	—	—	65	—	—
Current derivative financial instruments	—	—	3 169	955	—	—
– Rand gold hedging contracts	—	—	2 909	—	—	—
– US$ gold hedging contracts	—	—	260	—	—	—
– US$ silver contracts	—	—	—	3	—	—
– Foreign exchange contracts	—	—	—	695	—	—
– Rand gold derivative contracts	—	—	—	257	—	—
Borrowings	—	—	—	—	—	7 718
Other non-current liabilities	—	—	—	—	—	96
Trade and other payables	—	—	—	—	—	970

Risk management is carried out by a central treasury department (Group treasury) under policies approved by the board of directors. Group treasury identifies, evaluates and hedges certain selected financial risks in close co-operation with the group's operating units. The audit and risk committee and the board provides written principles for overall risk management, as well as written policies covering specific areas, such as commodity price risk, foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments, and the investment of excess liquidity.

Since March 2020, the Covid-19 pandemic has impacted on various aspects of Harmony's operating environment. Where relevant, reference is made to certain impacts in the discussions below, however a detailed discussion thereof is included in note 4.
Market risk
Foreign exchange risk
The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar (US$). Foreign exchange risk arises when future commercial transactions or recognised financial assets or liabilities are denominated in a currency that is not the entity’s functional currency. Harmony’s revenues are sensitive to the R/US$ exchange rate as all revenues are generated by commodity sales denominated in US$. Harmony may enter into hedging transactions to reduce this risk. The limit currently set by the board is 25% of the group's foreign exchange risk exposure for a period of 24 months. Refer to note 19 and the fair value determination for financial assets and liabilities section below for details of the contracts. The audit and risk committee review the details of the programme quarterly.

The Rand strengthened during the current financial year, from R17.32/US$1 on 30 June 2020 and closed at R14.27/US$1 on 30 June 2021. This reduced the losses on contracts that matured during the year and positively impacted on the valuations of contracts that were outstanding at 30 June 2021.

The group is exposed to foreign exchange risk arising from borrowings and cash denominated in a currency other than the functional currency of that entity (refer to note 2.2 for details on the group's functional currencies). As of 1 October 2020, the contingent consideration liability has also been included. Refer to note 29 for details. These exposures are mainly to the US$. The Rand's levels impacted positively on the translation of the US$ debt facilities at 30 June 2021. Refer to note 32 for further detail.

Translation of the international net assets was impacted by a strengthening of the Rand against the Australian dollar from R11.96/A$1 at 30 June 2020 to R10.72/A$1. A loss of R1.2 billion has been recognised in other comprehensive income relating to the translation of the international net assets to Rands.

The group has reviewed its foreign currency exposure on financial assets and financial liabilities and has identified the following sensitivities in the exchange rates that would affect profit and loss:
•Rand/US$ exchange rate - 6% based on the standard deviation from a one-year forecast of various financial institution outlooks. The analysis for 2020 was based on historical information for which a reasonable possible change of 10% was determined.
•AUD/US$ exchange rate - 4% based on the standard deviation from a one-year forecast of various financial institution outlooks. The analysis for 2020 was based on the historical trend of the AUD to the US$ in order to determine a reasonably possible change. 10% approximated the move between the year-end rate and the highest point in the previous two financial years.
•PGK/US$ exchange rate - 1%. The Papua New Guinean (PNG) government has fixed the exchange rate of the Kina to the US$ and adjusts it occasionally. These adjustments are very small and would not result in any significant impact on profit or loss. The analysis for 2020 was based on a sensitivity of 10% to be used as an indicator of the potential impact of exchange rate changes.
Management has refined the approach for determining reasonable possible changes from the prior year. The refined approach, which uses a larger population of market analyst forecasts as used for macro-economic assumptions and estimates, provided an improvement in the assessment of reasonable possible changes used for sensitivity analysis.

	SA Rand
Figures in million	2021	2020
Sensitivity analysis – borrowings
Rand against US$
Balance at 30 June	2 806	5 990
Strengthen by 6% (FY20: 10%)	168	599
Weaken by 6% (FY20: 10%)	(168)	(599)
Closing rate	14.27	17.32
US$ against Kina
Balance at 30 June	109	237
Strengthen by 1% (FY20: 10%)	1	21
Weaken by 1% (FY20: 10%)	(1)	(27)
Closing rate	0.29	0.29
Sensitivity analysis – contingent consideration liability
Rand against US$
Balance at 30 June	417	—
Strengthen by 6%	25	—
Weaken by 6%	(25)	—
Closing rate	14.27	17.32
39     FINANCIAL RISK MANAGEMENT continued
Market risk continued
Foreign exchange risk continued

	SA Rand
Figures in million	2021	2020
Sensitivity analysis – financial instruments
Rand against US$
Balance at 30 June	383	(731)
Strengthen by 6% (FY20: 10%)	105	954
Weaken by 6% (FY20: 10%)	(127)	(1 106)
Closing rate	14.27	17.32
US$ against AUD
Balance at 30 June	723	339
Strengthen by 4% (FY20: 10%)	28	31
Weaken by 4% (FY20:10%)	(30)	(38)
Closing rate	0.75	0.69
Commodity price sensitivity
The profitability of the group’s operations, and the cash flows generated by those operations, are affected by changes in the market price of gold, and in the case of Hidden Valley, silver as well. Harmony entered into Rand gold and US dollar forward gold sale contracts to manage the variability in cash flows from the group’s production to create cash certainty and protect the group against lower commodity prices. The general limit for gold hedging currently set by the board is 20% for a 24-month period. The limit set by the board is 50% of silver exposure over a 24-month period. Management continues to top up these programmes as and when opportunities arise to lock in attractive margins for the business, but are not required to maintain hedging at these levels. The audit and risk committee review the details of the programme quarterly.

The exposure to the variability in the price of gold is managed by entering into gold forward sales contracts for a portion of the group's production. A portion of the production of the South African operations is linked to Rand gold forward contracts and US$ gold forward contracts were entered into for the production from Hidden Valley. The exposure to the variability in the price of silver for Hidden Valley is managed by entering into US$/silver zero cost collars. These contracts have not been designated as hedging instruments for hedge accounting and the gains and losses are accounted for in the income statement. Refer to note 19 and the fair value determination for financial assets and liabilities section below for further detail on these contracts.

The Rand strengthened during the year (as discussed above), which had the effect of reducing the loss on the contracts that matured during the 2021 financial year as well as positively impacting those that were outstanding at 30 June 2021.

The group has reviewed its exposure to commodity-linked instruments and identified a sensitivity of 7% based on the standard deviation of a one-year forecast gold price from various financial institution outlooks. The estimated sensitivity would affect other comprehensive income as well as profit or loss in the 2021 financial year. The analysis in 2020 of a sensitivity of 10% was based on management’s view of the likely outcome of long-term gold price trend. Management has refined the approach for determining reasonable possible changes from the prior year. The refined approach, which uses a larger population of market analyst forecasts as used for macro-economic assumptions and estimates, provided an improvement in the assessment of reasonable possible changes used for sensitivity analysis.

Only material commodity balances were considered when determining the need for a sensitivity analysis and therefore management has not performed a sensitivity analysis on silver commodities.

	SA Rand
Figures in million	2021	2020
Sensitivity analysis
Rand gold derivatives
Profit or loss
Increase by 7% (FY20: 10%)	—	(91)
Decrease by 7% (FY20: 10%)	—	102
Other comprehensive income
Increase by 7% (FY20: 10%)	(481)	(1 279)
Decrease by 7% (FY20: 10%)	612	1 433
US$ gold derivatives
Other comprehensive income
Increase by 7% (FY20: 10%)	130	(258)
Decrease by 7% (FY20: 10%)	(128)	279
39     FINANCIAL RISK MANAGEMENT continued
Market risk continued
Other price risk
The group is exposed to the risk of fluctuations in the fair value of fair value through profit or loss financial assets as a result of changes in market prices (other than changes in interest rates and foreign currencies). Harmony generally does not use any derivative instruments to manage this risk.

Sensitivity analysis
Certain of the restricted investments are linked to the Top 40 Index on the JSE. Management considered a sensitivity of 15% as appropriate, based on the continuing volatility in the market as well as the magnitude of fluctuations within the last year’s historical data. A 15% increase in the Top 40 index at the reporting date, with all other variables held constant, would have increased profit or loss by R105 million and an equal change in the opposite direction would have decreased profit or loss by R127 million.

The analysis for 2020 was based on management’s view that a 10% move was a reasonable possible change based on recent history in normalised trading circumstances. A 10%increase in the Top 40 index at the reporting date, with all other variables held constant, would have increased profit or loss by R79 million an equal change in the opposite direction would have decreased profit or loss by R42 million.
Interest rate risk
The group's interest rate risk arises mainly from long-term borrowings. The group has variable interest rate borrowings. Variable rate borrowings expose the group to cash flow interest rate risk. The group has not entered into interest rate swap agreements as this is a risk that management is prepared to take as the risk is deemed to be low. The audit and risk committee reviews the exposures quarterly.

Low interest rates facilitated by both the US Federal Reserve and the SARB, the strengthening of the Rand with regards to the cost of servicing US$ facilities, as well as the decreased debt levels, as discussed in the capital risk management section below had a favourable impact on the cost of debt during the year.

Interest rate risk arising from long-term borrowings is offset by cash and restricted cash and investments held at variable rates. As at 30 June 2021, management reasonably expects profit or loss before tax to increase/(decrease) by the following sensitivities:
•A 25 basis points finance cost movement based on the standard deviation of a one-year forecast of the South African prime interest rate from various financial institution outlooks;
•A 1 basis points finance cost movement based on the standard deviation of a one-year forecast US Fed rate from various financial institution outlooks; and
•A 25 basis points sensitivity on interest received based on the standard deviation of a one-year forecast of the South African prime interest rate from various financial institution outlooks.

The above analysis assumes that all other variables remain constant. The analysis was performed based on a sensitivity of 100 basis points for all borrowings and financial assets in the 2020 year as an indicator of the potential impact of interest rate changes to the group. Management has refined the approach for determining reasonable possible changes from the prior year. The refined approach, which uses a larger population of market analyst forecasts as used for macro-economic assumptions and estimates, aims to provide an improvement in the estimation of reasonable possible changes used for sensitivity analysis.

	SA Rand
Figures in million	2021	2020
Sensitivity analysis – borrowings (finance costs)
Rand denominated borrowings
Increase by 25 basis points (FY20: 100 basis points)	(1)	(13)
Decrease by 25 basis points (FY20: 100 basis points)	1	13

US$ denominated borrowings
Increase by 1 basis point (FY20: 100 basis points)	—	(64)
Decrease by 1 basis points (FY20: 100 basis points)	—	64
Sensitivity analysis – financial assets (interest received)
Increase by 25 basis points (FY20: 100 basis points) (a)	16	58
Decrease by 25 basis points (FY20: 100 basis points) (a)	(16)	(58)

(a)    The comparative year’s computed sensitivity analysis permissibly excludes cash received on 30 June 2020 as a result of the equity raise on 24 June 2020 in note 24.
39     FINANCIAL RISK MANAGEMENT continued
Credit risk
Credit risk is the risk that a counterparty may default or not meet its obligations in a timely manner. Financial instruments which are subject to credit risk are restricted cash and investments, derivative financial instruments and cash and cash equivalents, as well as trade and other receivables (excluding non-financial instruments).

Assessment of credit risk
In assessing the creditworthiness of local institutions, management uses the national scale long-term ratings. The credit risk arising from restricted cash, cash and cash equivalents, restricted investments and derivative financial assets is managed by ensuring amounts are only invested with financial institutions of good credit quality based on external credit ratings. The group has policies that limit the amount of credit exposure to any one financial institution. The audit and risk committee reviews the exposure on a quarterly basis. Exposure to credit risk on trade and other receivables is monitored on a regular basis by management.

During the June 2020 financial year, Fitch downgraded the major South African (SA) banks by one notch to AA- from AA following the impact of the Covid-19 pandemic. This rating drop did not have a significantly adverse impact on the credit worthiness of the group's counterparts (SA financial institutions). Fitch increased the credit rating of the major banks to AA+ on 22 December 2020, citing the financial institutions risk appetite and corporate conduct as key factors of the upgrade. At 30 June 2021, the rating of major SA banks remained AA+.

Therefore the national scale investment grade rating of these banks remains in line with the group's credit risk policy. An assessment of the expected credit losses for the financial assets measured at amortised costs at 30 June 2021 resulted in an immaterial amount for each instrument, in line with the assessment performed in 2020 (refer to the expected credit loss assessment below for further detail).

Management will continue to review the underlying strength of the South African economy as well as the creditworthiness of the financial institutions during this time and make any changes deemed necessary to safeguard the assets and reduce the credit risk.

The group’s maximum exposure to credit risk is represented by the carrying amount of all financial assets determined to be exposed to credit risk, amounting to R10 837 million as at 30 June 2021 (2020:R11 244 million).

The Social Trust Fund of R19 million (2020: R22 million) has been invested in unit trust investments comprising interest bearing instruments and shares in listed companies. The group has also acquired a collective investment scheme in unit trusts of R47 million and equity investments of R252 million from the Mponeng operations and related assets acquisition (refer to note 14).

Financial institutions' credit rating by exposure (Source: Fitch Ratings and Global Credit Ratings)

	SA Rand
Figures in million	2021	2020
Cash and cash equivalents
AA+	1 738	—
AA	1 081	—
AA-	—	6 357
	2 819	6 357
Restricted cash and investments
AA+	4 756	—
AA-	—	3 682
B1	225	—
	4 981	3 682
Derivative financial assets
AA+	629	—
AA	286	10
AA-	145	42
A+	739	16
	1 799	68
[1]This relates to South African government bonds which have been rated applying South Africa’s sovereign credit rating.
39     FINANCIAL RISK MANAGEMENT continued
Credit risk continued
Expected credit loss assessment
The group recognises loss allowances for expected credit losses (ECLs) on financial assets measured at amortised cost. The group's debt instruments at amortised cost consist of cash and cash equivalents, a portion of restricted cash and investments and trade and other receivables. The assessment of ECLs for the different debt instruments is discussed below:

Cash and cash equivalents
The cash and cash equivalents are held with banks and financial institutions which are rated between AA and AA+ (see above). The ECL on cash and cash equivalents has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The ECL was determined to be immaterial.

Restricted cash and investments
The restricted cash and investments relate largely to the environmental trust funds. These funds are held with banks and financial institutions which are rated AA+ (see above). As a result of the acquisition of Mponeng operations and related assets (refer to note 14), the group obtained government bonds which are rated B (see above). Impairment of investments with investment-grade ratings has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The group considers that the majority of its restricted cash and investments have low credit risk based on the external credit ratings of the counterparties with which the funds are deposited. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. Consideration was given to the possible lifetime impairment on the government bonds, which are below investment grade. The calculated ECL was immaterial.

Concentration of credit risk on restricted cash and investments is considered minimal due to the group’s investment risk management and counterparty exposure risk management policies. The ECL was determined to be immaterial.

Trade and other receivables
The group’s exposure to credit risk arising from trade receivables (metals) and other trade receivables is influenced mainly by the individual characteristics of each customer.

Trade receivables result largely from the sale of gold and are fully performing. Exposure to credit risk on receivables from gold sales is limited through payment terms of two to three days after recognition of revenue for gold sales. The majority of other receivables comprise of a limited number of individually significant customers. The group determines the ECL on trade receivables and individually significant other receivable balances with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The external credit ratings used range between BBB to AA-. The ECL was determined to be immaterial.

Loss allowances on individually insignificant other trade receivables has been determined using the simplified ECL approach using a provision matrix and reflects the short-term maturities of the exposures and past experienced credit judgement. Refer to note 20 for details on the amount of the loss allowance recognised and the stratification of trade and other receivables for purposes of the assessment.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, and the availability of funding through an adequate amount of committed credit facilities.

In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements. Management prepares cash flow forecasts weekly and ensures that surplus funds are invested in a manner to achieve market-related returns and to provide sufficient liquidity at the minimum risk. The group maintains and refinances committed credit facilities as medium-term forecasts require. The audit and risk committee reviews the updated forecasts quarterly. The group is able to actively source financing at competitive rates. Where necessary, funds will be drawn from its revolving credit facilities (refer to note 32).
39     FINANCIAL RISK MANAGEMENT continued
Liquidity risk continued
The following are the undiscounted contractual maturities of financial liabilities (including principal and interest payments assuming the closing R/US$ exchange rate and interest rate at year end):

	SA Rand
Figures in million	2021		2020
	Current	More than 1 year	Current	More than 1 year
Contingent consideration liability[1]	—	647	—	—
Other non-current liabilities[2]	—	19	—	15
Lease liability[2]	112	225	67	86
Trade and other payables (excluding non-financial liabilities)[2,3]	1 398	—	910	—
Derivative financial liabilities[3]	285	11	4 238	962
Borrowings[3]:
Due between 0 to six months	256	—	257	—
Due between six to 12 months	249	—	399	—
Due between one to two years	—	267	—	779
Due between two to three years[4]	—	2 877	—	7 286
	2 300	4 046	5 871	9 128
[1]The majority of this balance is expected to be settled between four to six years.
[2]These balances exclude the lease liability as it has been disclosed separately.
[3]The group will utilise its cash generated from operations to settle outstanding obligations.
[4]Final repayment of capital amount of R2 854 million (2020:R6 062 million) in September 2023.
Capital risk management
The primary objective of managing the group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the group, in a way that optimises the cost of capital and matches the current strategic business plan.

The group manages and makes adjustments to the capital structure, which consists of debt and equity, as and when borrowings mature or when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. In doing so, the group ensures it stays within the debt covenants agreed with lenders. The group may also sell assets to reduce debt or schedule projects to manage the capital structure.

The group's positive financial performance has resulted in the considerable generation of cash through-out the financial year, assisting in the repayment of debt facilities (refer to note 32). It remains the group's objective to adhere to a conservative approach to debt and maintain low levels of gearing.

Net debt is as follows:

	SA Rand
Figures in million	2021	2020
Cash and cash equivalents	2 819	6 357
Borrowings	(3 361)	(7 718)
Net debt	(542)	(1 361)
There were no changes to the group's approach to capital management during the year.
Fair value determination for financial assets and liabilities
The fair value levels of hierarchy are as follows:
Level 1:    Quoted prices (unadjusted) in active markets;
Level 2:    Inputs other than quoted prices included within level 1 that are observable for the asset, either directly (that is, as prices) or indirectly (that is, derived from other prices);
Level 3    Inputs for the asset that are not based on observable market data (that is, unobservable inputs).
39     FINANCIAL RISK MANAGEMENT continued
Fair value determination for financial assets and liabilities continued
The following table sets out the group’s assets and liabilities measured at fair value by level within the fair value hierarchy:

		SA Rand
Figures in million	At 30 June 2021			At 30 June 2020
	Level 1	Level 2	Level 3	Level 2	Level 3
Fair value through other comprehensive income
Other non-current assets (a)	—	—	74	—	77
Restricted cash and investments (b)	252	—	—	—	—
Fair value through profit or loss
Restricted cash and investments (b)	—	1 391	—	837	—
Derivative financial assets (c)	—	1 799	—	68	—
Derivative financial liabilities (c)	—	(212)	—	(5 003)	—
Loan to ARM BBEE Trust (d)	—	—	177	—	306
Contingent consideration liability (e)	—	—	(417)	—	—

(a)The majority of the balance relates to the equity investment in Rand Mutual Assurance. The fair value of the investment was estimated with reference to an independent valuation. A combination of the "Embedded Valuation" and "Net Asset Value" techniques were applied to revalue the investment as at 30 June 2021. In evaluating the group's share of the business, common practice marketability and minority discounts as well as additional specific risk discounts were applied.

(b)The level 1 valued assets were acquired as part of the Mponeng operations and related assets (refer to note 14) and comprises of listed equity securities designated as fair value through other comprehensive income instruments. The majority of the level 2 valued assets are directly derived from the Top 40 index on the JSE, and are discounted at market interest rates. This relates to equity-linked deposits in the group's environmental rehabilitation trust funds. The remaining balance of the environmental trust funds is carried at amortised cost and therefore not disclosed here.

(c)The mark-to-market remeasurement of the derivative contracts was determined as follows:
•Foreign exchange contracts comprise of zero cost collars and FECs: The zero cost collars were valued using a Black-Scholes valuation technique derived from spot Rand/US$ exchange rate inputs, implied volatilities on the Rand/US$ exchange rate, Rand/US$ inter-bank interest rates and discounted at a market interest rate (zero-coupon interest rate curve). The value of the FECs is derived from the forward Rand/US$ exchange rate and discounted at a market interest rate (zero coupon interest rate curve).
•Rand gold contracts (forward sale contracts): spot Rand/US$ exchange rate, Rand and dollar interest rates (forward points), spot US$ gold price, differential between the US interest rate and gold lease interest rate which is discounted at a market interest rate.
•US$ gold contracts (forward sale contracts): spot US$ gold price, differential between the US interest rate and gold lease interest rate and discounted at a market interest rate.
•Silver contracts (zero cost collars): a Black-Scholes valuation technique, derived from spot US$ silver price, strike price, implied volatilities, time to maturity and interest rates and discounted at a market interest rate investments.

(d)Following the refinancing of the loan (refer to note 18), the current year fair value movement was calculated using a discounted cash flow model, taking into account forecasted dividends payments over the estimated repayment period of the loan at a rate of 7.9%. A discounted cash flow model, taking into account projected interest payments and the projected African Rainbow Minerals Limited (ARM) share price on the expected repayment date and using a discount rate of 9.8%, was applied to determine the prior year's fair value. A 74 basis point change in the discount rate, which would represent a reasonably possible change based on expected movements in lending rates, would not cause a material change in the fair value of the loan.

(e)The consideration for the Mponeng operations and related assets (refer to note 14) includes a contingent consideration determined using the expected gold production profile for Mponeng at a post-tax real rate of 10.3%. Should the expected gold production profile increase by 7% or decrease by 7%, the contingent consideration liability would increase by R208 million or decrease by R183 million, respectively. This represents reasonably expected changes which were determined based on the standard deviation of previous years’ production of the Mponeng operation. No other reasonable expected changes in key unobservable inputs would have caused a material change in the fair value of the liability.

The carrying values (less any impairment allowance) of short-term financial instruments are assumed to approximate their fair values. This includes restricted cash and investments carried at amortised cost. The fair values of borrowings are not materially different to their carrying amounts since the interest payable on those borrowings is at floating interest rates. The fair value of borrowings is based on discounted cash flows using a current borrowing rate. The determination of the fair values are level 3 in the fair value hierarchy due to the use of unobservable inputs, including own credit risk.